EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of Cross Country, Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this February 13, 2003.

     This Schedule may be executed in two or more counterparts, any one of which need not contain the signature of more than one party, but all such parties taken together will constitute part of this Schedule.


MORGAN STANLEY

By: /s/ Dennine Bullard
   ----------------------------------
   Name:   Dennine Bullard
   Title:  Executive Director


MORGAN STANLEY VENTURE CAPITAL III, INC.

By: /s/ Debra Abramovitz
   ----------------------------------
   Name:   Debra Abramovitz
   Title:  Executive Director


MORGAN STANLEY VENTURE PARTNERS III, L.L.C.
By:  Morgan Stanley Venture Capital III, Inc.,
     as Institutional Managing Member

By: /s/ Debra Abramovitz
   ----------------------------------
   Name:   Debra Abramovitz
   Title:  Executive Director


MORGAN STANLEY VENTURE PARTNERS III, L.P.
By:  Morgan Stanley Venture Partners III, L.L.C.,
     as General Partner
By:  Morgan Stanley Venture Capital III, Inc.,
     as Institutional Managing Member of the General Partner

By: /s/ Debra Abramovitz
   ----------------------------------
   Name:   Debra Abramovitz
   Title:  Executive Director


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MORGAN STANLEY VENTURE INVESTORS III, L.P.
By:  Morgan Stanley Venture Partners III, L.L.C.,
     as General Partner
By:  Morgan Stanley Venture Capital III, Inc.,
     as Institutional Managing Member of the General Partner

By: /s/ Debra Abramovitz
   ----------------------------------
   Name:   Debra Abramovitz
   Title:  Executive Director


THE MORGAN STANLEY VENTURE PARTNERS ENTREPRENEUR FUND, L.P.
By:  Morgan Stanley Venture Partners III, L.L.C.,
     as General Partner
By:  Morgan Stanley Venture Capital III, Inc.,
     as Institutional Managing Member of the General Partner

By: /s/ Debra Abramovitz
   ----------------------------------
   Name:   Debra Abramovitz
   Title:  Executive Director


MSDW CAPITAL PARTNERS IV, INC.

By: /s/ Karen H. Bechtel
   ----------------------------------
   Name:   Karen H. Bechtel
   Title:  Managing Director


MSDW CAPITAL PARTNERS IV, LLC
By:  MSDW Capital Partners IV, Inc.,
     as Institutional Managing Member of the General Partner

By: /s/ Karen H. Bechtel
   ----------------------------------
   Name:   Karen H. Bechtel
   Title:  Managing Director


MORGAN STANLEY DEAN WITTER
     CAPITAL PARTNERS IV, L.P.
By:  MSDW Capital Partners IV, LLC,
     as General Partner
By:  MSDW Capital Partners IV, Inc.,
     as Institutional Managing Member of the General Partner

By: /s/ Karen H. Bechtel
   ----------------------------------
   Name:   Karen H. Bechtel
   Title:  Managing Director


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


MSDW IV 892 INVESTORS, L.P.
By:  MSDW Capital Partners IV, LLC,
     as General Partner
By:  MSDW Capital Partners IV, Inc.,
     as Institutional Managing Member of the General Partner

By: /s/ Karen H. Bechtel
   ----------------------------------
   Name:   Karen H. Bechtel
   Title:  Managing Director


MORGAN STANLEY DEAN WITTER
     CAPITAL INVESTORS IV, L.P.
By:  MSDW Capital Partners IV, LLC,
     as General Partner
By:  MSDW Capital Partners IV, Inc.,
     as Institutional Managing Member of the General Partner

By: /s/ Karen H. Bechtel
   ----------------------------------
   Name:   Karen H. Bechtel
   Title:  Managing Director


                                 Page 23 of 23